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                        SECURITIES AND EXCHANGE COMMISSION


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                                    FORM 8-K



                                  CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



    Date of Report (date of earliest event reported):      April 27, 1998



                                     Armco Inc.
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                 (Exact name of registrant as specified in charter)



                                        Ohio
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        (State or other jurisdiction of incorporation or organization)

        1-873-2                                     31-0200500
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(Commission File Number)               (I.R.S. Employer Identification No.)



One Oxford Centre, 301 Grant Street, Pittsburgh, Pennsylvania   15219-1415
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         (Address of principal executive offices)               (Zip Code)



     Registrant's telephone number, including area code:  412/255-9800
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Item 5.  Other Events
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The attached Exhibit 27 contains restated Financial Data Schedules for the three years ended December 31, 1997 and for the three year-to-date interim periods in the years 1997 and 1996. All periods report basic and diluted earnings per share as restated to conform with Statement of Financial Accounting Standards No. 128, Earnings Per Share, which Armco adopted on December 31, 1997.

Item 7.  Exhibits.
         --------

    27.1   ARTICLE 5 RESTATED FDS FOR 1997 ANNUAL AND INTERIM REPORTS.

    27.2 ARTICLE 5 RESTATED FDS FOR 1996 ANNUAL AND INTERIM REPORTS AND 1995 ANNUAL REPORT

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                              SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARMCO INC.



Date:  April 27, 1998                       By: /s/ Gary R. Hildreth
                                        ------------------------------------
                                            Name:  Gary R. Hildreth
                                            Title: Vice President


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                                EXHIBIT LIST

27.1   ARTICLE 5 RESTATED FDS FOR 1997 ANNUAL AND INTERIM REPORTS.

27.2 ARTICLE 5 RESTATED FDS FOR 1996 ANNUAL AND INTERIM REPORTS AND 1995 ANNUAL REPORT